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                                                                  EXHIBIT T3E(2)
                              LETTER OF TRANSMITTAL
                           TO EXCHANGE SECURITIES FOR


                      BERTHEL FISHER & COMPANY LEASING, INC.

                         6% Notes due December 31, 2004

             Tendered pursuant to the Exchange Offer dated December 3, 2001 which will expire at 5:00 P.M., Marion, Iowa time, on December 31, 2001 unless extended by Berthel Fisher & Company Leasing, Inc.

This Letter of Transmittal may be used to transmit Berthel Fisher & Company Leasing, Inc. securities tendered pursuant to the Exchange Offer dated December 3, 2001 (the "Offer"), receipt of which is acknowledged. This Letter of Transmittal and your securities may be sent or delivered to Berthel Fisher & Company Financial Services, Inc. by mail or by hand or overnight delivery to:

                            Berthel Fisher & Company Financial Services, Inc. 701 Tama Street
                            Marion, Iowa 52302-0609

PLEASE FILL IN ALL APPLICABLE BLANKS, FOLLOW ALL INSTRUCTIONS CAREFULLY AND SIGN THIS LETTER OF TRANSMITTAL IN THE SPACE PROVIDED BELOW

I.     DESCRIPTION OF SECURITIES TENDERED

       The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the securities listed below and does hereby tender such securities pursuant to the terms and conditions of the Offer. The undersigned certifies that Berthel Fisher & Company Leasing, Inc. will acquire good and unencumbered title to such securities upon acceptance.

       Securities owned:    $              in principal amount of Series A Notes
                             -------------

                            $              in principal amount of Series B Notes
                             -------------

       Certificate Number(s):
                              --------------------------------------------------



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       Please sign and date below. All registered holders should sign EXACTLY as their names appear on the certificates.

Signature(s):
              ------------------------------------------------------------------

              ------------------------------------------------------------------
              (All registered holders must sign in the appropriate capacity)

Date:
       -----------------------

Daytime Telephone Number (Include Area Code): (   )                         .
                                              -----  ------------------------


If your securities have been lost, stolen or destroyed please see instruction number 7 below.


       SECTIONS II AND III ARE TO BE FILLED IN ONLY IF ISSUANCE OR DELIVERY IS TO BE TO A NAME OR ADDRESS OTHER THAN AS SHOWN ABOVE.

II.    SPECIAL ISSUANCE INSTRUCTIONS

Social Security or Tax Identification Number:____________________

Name:
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Address:
              -----------------------------------------------------------------

              -----------------------------------------------------------------

              -----------------------------------------------------------------
                  (City) (State) (Zip)

III.          SPECIAL MAILING INSTRUCTIONS

Name:
              -----------------------------------------------------------------

Address:
              ------------------------------------------------------------------

              -----------------------------------------------------------------

              -----------------------------------------------------------------
                  (City) (State) (Zip)

Signature Guarantee

       If you are requesting Special Issuance or Special Mailing Instructions your signature must be guaranteed by a member of a Securities Transfer Association recognized Medallion Signature Guarantee Program. Please ask your bank or broker for the name of an institution authorized to guarantee signatures.

                      IMPORTANT: SEE BELOW FOR INSTRUCTIONS


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                                  INSTRUCTIONS

1. CERTIFICATES SHOULD BE INCLUDED with this Letter of Transmittal. A photocopy or facsimile of a Letter of Transmittal may also be used to tender securities.

2. SIGN AND DATE THE LETTER OF TRANSMITTAL. If the certificates are owned of record by two or more persons, all such owners should sign this Letter of Transmittal. If a holder has securities registered differently on separate certificates, separate Letters of Transmittal should be submitted for each different registration of certificates.

3. Certificates tendered by executors, administrators, trustees, guardians, corporations and the like should be accompanied by proper evidence of authority of the person who executes the Letter of Transmittal. The adequacy of such evidence must be established to the satisfaction of Berthel Fisher & Company Leasing, Inc.

4. THE NOTE CERTIFICATES AND ANY CHECKS WILL BE ISSUED AND MAILED TO THE REGISTERED HOLDER unless instructions to the contrary are contained in the boxes identified as II and III hereof and signatures are guaranteed.

5. This Letter of Transmittal and certificates should be delivered as indicated on the front side. The method you use to deliver this Letter of Transmittal and certificates is at your option and risk. A self-addressed envelope has been enclosed for your convenience. If delivery is by mail, you may want to use insured registered mail with return receipt requested.

6. Any security holder whose certificates have been lost, stolen or destroyed should complete the Lost Certificate Affidavit below and sign and date Section I on the front side.

7. COMPLETE AND SIGN THE FORM W-9 BELOW. FAILURE TO COMPLETE THIS SECTION MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU.

                                   SUBSTITUTE FORM W-9
                               (U.S. Citizens & Residents)

If you are a citizen of the U.S. or a foreign person residing in the U.S., please complete this section. Failure to do so will result in a withholding of taxes.

Social Security Number:
                        --------------------------
Employer Identification Number:
                                ----------------------------------------------

Certification: Under penalties of perjury, I certify that the information provided on this form is true, correct, and complete and that I have not been notified by the IRS that I am subject to back-up withholding per the Internal Revenue Code.

Signature:                                   Date:
           -------------------------------        -----------------------



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                           LOST CERTIFICATE AFFIDAVIT


     Securities owned:    $                in principal amount of Series A Notes
                           ---------------

                          $                in principal amount of Series A Notes
                           ---------------

     Certificate Number(s):
                           -----------------------------------------------------


       The undersigned hereby certifies that the undersigned is the rightful owner of the securities listed above and that the certificates representing such securities have been lost, stolen or destroyed. The undersigned agrees to indemnify Berthel Fisher & Company Leasing, Inc. and its successors against any future claims incurred by it due to the loss of these certificates.

Please sign and date below. All registered holders should sign EXACTLY as their names appear on the certificates.

Signature(s):
              --------------------------------------------------------------

              --------------------------------------------------------------
              (All registered holders must sign in the appropriate capacity)

Date:
       ----------------------

Daytime Telephone Number (Include Area Code): (  )
                                              ----  ---------------




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                              GUARANTEE OF DELIVERY
            (To be completed only if certificates are not tendered herewith.)

The undersigned guarantees to deliver the securities tendered by this Letter of Transmittal not later than seven days after receipt of this Letter of Transmittal by Bethel Fisher & Company Leasing, Inc.

     Securities owned:    $                in principal amount of Series B Notes
                           ---------------

                          $                in principal amount of Series B Notes
                           ---------------

     Certificate Number(s):
                           -------------------------------------------------

Please sign and date below. All registered holders should sign EXACTLY as their names appear on the certificates.

Signature(s):
              --------------------------------------------------------------

              --------------------------------------------------------------
              (All registered holders must sign in the appropriate capacity)

Date:
       -----------------------


                         THIS LETTER OF TRANSMITTAL, TOGETHER
                      WITH YOUR CERTIFICATE(S) MUST BE RECEIVED BY
                         BERTHEL FISHER & COMPANY LEASING, INC.
                              PRIOR TO THE EXPIRATION DATE



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